Shareholders Meeting
May 18, 2011


First Federal Savings Bank

First Financial Service Corporation

Safe Harbor Statement

This presentation contains forward-looking statements, including statements about management's beliefs and expectations regarding First Financial Service Corporation's future financial outlook and the business environment, that are intended to assist in assessing FFKY's future financial performance. These statements are based on current expectations, estimates and assumptions, all of which are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements. Factors that may adversely affect FFKY's future performance are discussed in it's Form 10-K and other reports filed with the Securities and Exchange Commission.

First Financial Service Corporation

Non-GAAP Statement:

This presentation includes non-GAAP financial measures. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliations provided below, provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportionate positive or negative impact in any given period.

Earnings



Net Earnings (dollars in thousands)
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
$8,003
$7,790
$9,144
$10,337
$9,352
$4,797
($7,741)
($10,456)
2003
2004
2005
2006
2007
2008
2009
2010

Nasdaq: FFKY

Net Income Excluding Non-Operating Charges

(dollars in thousands)

	2008	2009	2010
Net Income available to common shareholders	$4,797	$(7,741)	$(10,456)
Goodwill Impairment Charge (net of tax)		10,104	
Valuation Allowance on Deferred Tax Assets			4,741
Net Income (loss), excluding goodwill and deferred tax asset charges	$4,797	$2,363	$(5,715)

Earnings

(Excluding Goodwill Impairment in 2009 and Deferred Tax Asset Valuation Allowance in 2010)



Net Earnings (dollars in thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
($6,000)
$8,003
$7,790
$9,144
$10,337
$9,352
$4,797
$2,364
($5,715)
2003
2004
2005
2006
2007
2008
2009
2010

Nasdaq: FFKY

Earnings per Share



$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
$(2.00)
$(2.50)
$1.57
$1.59
$1.88
$2.12
$1.96
$1.02
$(1.65)
$(2.21)
2003
2004
2005
2006
2007
2008
2009
2010

Nasdaq: FFKY

Earnings per Share

(Excluding Goodwill Impairment in 2009 and Deferred Tax Asset Valuation Allowance in 2010)


$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
$1.57
$1.59
$1.88
$2.12
$1.96
$1.02
$0.50
$(1.21)
2003
2004
2005
2006
2007
2008
2009
2010

Nasdaq: FFKY

CREDIT QUALITY CHALLENGES

Provision for Loan Loss

Annual Reserves Allocated to Loans



(dollars in millions)
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$0.50
$1.20
$5.90
$9.50
$16.90
2006
2007
2008
2009
2010

Nasdaq: FFKY

Net Loan Charge-Offs


(dollars in millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$0.2
$1.0
$0.6
$5.4
$11.9
2006
2007
2008
2009
2010

Loan Loss Reserve



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.09%
1.03%
1.50%
1.78%
2.57%
2006
2007
2008
2009
2010

Nasdaq: FFKY

Land Development Loans and Construction Loans in Eastern Jefferson County & Oldham County

	Balance	Loan Loss Reserve	Loan Loss Charged-Off
Loan Relationship #1	$8.6	$2.7	
Loan Relationship #2	$8.7	$4.3	
Loan Relationship #3	$6.1	$0.5	
Loan Relationship #4	$3.9	$0.6	
Loan Relationship #5	$1.1		
OREO #1/#2	$9.8		$3.6
OREO #3	$1.8		$2.2
TOTAL	$40.0	$8.1	$5.8

55% of Total NPA's as of 12/31/2010

Impact of Continuing Appraisal Challenges on Earnings

Loan Relationship #2, Property #1:

Loan Balance (original appraisal on 9/07)	$8.4 MM	$6.3 MM	
Appraisal on 6/28/10 requiring a loan loss provision	$4.5 MM	$(1.8) MM	recorded 6/10
Appraisal on 5/5/11 requiring a loan loss provision	$2.0 MM	$(2.5) MM	recorded 3/11
Total Reduction in Earnings due to re-appraisals		$(4.3) MM	

Amended Form 10-K

Items Determined to be Properly Recorded in 2010 Instead of 1st Quarter 2011

• Appraisals received after 12/31 on OREO prior to filing Form 10-K	$709
• Loss on sale of OREO in 1st Qtr	$ 88
• Other items, previously considered immaterial	$388
Total decrease in Earnings	**$1,185**
Total decrease in Earnings per Share	**$.24**

Total Loans

(dollars in millions)


$994
$1,000
$903
$882
$900
$178
$800
$767
$164
$164
$705
$111
$700
$132
$101
$107
$137
$600
$90
Residential Loans
$93
$500
Consumer Loans
Commercial Loans
$400
$705
$638
$611
$300
$545
$475
$200
$100
$-
2006
2007
2008
2009
2010

Nasdaq:FFKY

CAPITAL CHALLENGES

Regulatory Capital – Bank Only
Tier 1 Leverage Ratio



December 31,2010
(dollars in millions)
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.0%
5.0%
7.2%
9.0%
Regulatory Minimum
Well-Capitalized Minimum (1)
Actual 12/31/10
Ratio Required by Consent Order

(1) Due to the Consent Order, the Bank is not considered "Well-Capitalized"

Regulatory Capital – Bank Only
Tier 1 Leverage Capital



December 31,2010
(dollars in millions)
$120
$100
$80
$60
$40
$20
$-
$52
$65
$93
$117
Regulatory Minimum
Well-Capitalized Minimum (1)
Actual 12/31/10
Capital Required by Consent Order

(1) Due to the Consent Order, the Bank is not considered "Well-Capitalized"

First Financial Service Corporation

Strategic Alternatives for Meeting the Regulatory Capital Requirements Under the Consent Order:

- Selling loans
- Divesting of branch offices
- Raising capital by selling stock
- Seeking a business combination transaction

Why Consider a Possible Sale of Common Stock ?

- To meet the regulatory capital requirements as required by the Consent Order
- It could provide a cushion to absorb potential credit losses
- It could speed up the timeline for reinstating cash dividends
- It could allow the bank to continue growing its customer relationships
  - Through new branches
  - Possible bank acquisitions
  - Possible branch acquisitions
- It could help the Bank redeem the preferred stock under the Capital Purchase Program

RETAIL FRANCHISE ACHIEVEMENTS

FFKY Marketplace



65
Indiana
Indianapolis
71
To Cincinnati
64
Lexington
To St. Louis
Georgetown
Lanesville
Corydon
Louisville
Middletown
Elizabeth
Jeffersontown
Hillview
Mt. Washington
Brandenburg
Vine Grove
Shepherdsville
Fort Knox
Bardstown
Radcliff
Elizabethtown
Munfordville
To Nashville

Strong Retail Franchise

(as reported by FDIC 6-30-10)

Core Market Highlights:

(Hardin, Nelson, Hart, Meade, Bullitt)

- Positive Impact of Ft. Knox transformation
  - Home sales increased by 73% in Hardin and surrounding counties during 2010 vs. 2009
  - Elizabethtown MSA ranks 4th in personal income growth out of 366 MSA's in the nation
  - Elizabethtown MSA ranks 16th in nation for job conditions
- FFSB Market Share – 23% in Core area (closest competitor has 8%)
- No. 1 Market Share in Hardin and Meade

Strong Retail Franchise

(as reported by FDIC 6-30-10)

Louisville, KY Market Highlights:

- 4 Branches
- $227 MM deposits
- 177% Deposit Growth in 12 months

Louisville MSA Market Highlights:

- 16 Branches
- $658 MM deposits
- Ranked No. 9 (behind only 3 other KY-based banks)

Strong Retail Franchise

(as reported by FDIC 6-30-10)

2010 Indiana Market Highlights:

- 167% Deposit Growth in Floyd County
- 29% Deposit Growth in Harrison County
- Gained Market Share in each County

CULTURE:

Winner of “Best Places to Work” in the State of Kentucky for the **6th** consecutive year!

CULTURE:
Associate Retention Rate



100%
95%
90%
85%
80%
75%
70%
73%
76%
84%
82%
81%
86%
87%
86%
91%
91%
92%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CULTURE:
World Class Customer Service

Sales and service Organization:

- Mystery Shopping performed by customers
- Retail Incentive Plan to reward high performance

High Tech. Product Offering:

- Remote Deposit Capture
- Mobile Banking
- On-line Account Opening

Total Checking Balances


(dollars in millions)
$250
$200
$150
$100
$50
$-
$114
$115
$142
$180
$204
2006
2007
2008
2009
2010

Net Income Excluding Non-Operating Charges

(dollars in thousands)

	2008	2009	2010
Net Income available to common shareholders	$4,797	$(7,741)	$(10,456)
Goodwill Impairment Charge (net of tax)		10,104	
Valuation Allowance on Deferred Tax Assets			4,741
Net Income (loss), excluding goodwill and deferred tax asset charges	$4,797	$2,363	$(5,715)

Net Income Excluding Non-Operating Charges (cont.)

(dollars in thousands)

	2008	2009	2010
Net Income (loss), excluding goodwill and deferred tax asset charges	$4,797	$2,363	$(5,715)
Recessionary Events:			
FDIC Insurance	716	1,900	2,713
REO Losses	162	578	2,333
REO Foreclosure Expense	475	668	1,678
Security Charges	516	1,077	1,048
Provision for loan Loss	5,947	9,524	16,881
Income Tax Impact	(2,579)	(4,537)	(8,135)
Net Income excluding recession related charges	$10,034	$11,573	$10,803

Q & A

- Wait until called upon
- State name and number of shares owned
- Limit questions to 2 minutes